Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated August 10, 2023 ■ Statement of Additional Information dated March 14, 2023

The change below will be effective as of August 31, 2023.

Peter Van Gelderen, Vice President and Senior Portfolio Manager, has announced his plans to leave American Century. As a result, he will no longer serve as a portfolio manager for the funds effective August 31, 2023.

The entries for Peter Van Gelderen on pages 48 and 51 are to be deleted.

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